UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): October 14, 2019

APX GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2019, Mark J. Davies, Chief Financial Officer of APX Group Holdings, Inc. (the “Company”) notified the Company of his intent to resign from his position as the Company’s Chief Financial Officer, effective immediately, to pursue other opportunities. Mr. Davies is expected to remain with the Company until October 31, 2019 to ensure a smooth transition. On October 14, 2019, the Board of Directors of the Company (the “Board”) appointed Dale R. Gerard, the Company’s Senior Vice President of Finance and Treasurer, to serve as interim Chief Financial Officer. Mr. Gerard is expected to serve until the Company completes a search and appoints a new Chief Financial Officer.

Mr. Gerard, 49, has served as the Company’s Senior Vice President of Finance and Treasurer since September 2014. Prior to this, he served as the Company’s Vice President of Finance and Treasurer from January 2013 to September 2014. Prior to this, he served as the Company’s Treasurer from March 2010 to January 2013. Mr. Gerard holds a B.S. in Accounting and an MBA from Purdue University.

In connection with his appointment as interim Chief Financial Officer, the Compensation Committee of the Board approved an additional $10,000 per month in compensation above Mr. Gerard’s current annual base salary of $412,000 for his service as interim Chief Financial Officer, prorated for any portion of any month he serves as interim Chief Financial Officer.

Item 7.01	Regulation FD Disclosure.

On October 15, 2019, Vivint Smart Home, Inc., the Company’s parent (“Vivint Smart Home”), issued a press release announcing the resignation of Mr. Davies and the appointment of Mr. Gerard to serve as interim Chief Financial Officer of Vivint Smart Home. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in this Item 7.01.

The information in this Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Vivint Smart Home, Inc., dated October 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By:	/s/ Shawn J. Lindquist
Name:	Shawn J. Lindquist
Title:	Chief Legal Officer

Date: October 15, 2019